UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 3, 2005


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                          06-0812960
Commission File                                               (I.R.S. Employer
Number)                                                      Identification No.)

30 Dunnigan Drive, Suffern, New York                                10901
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

__ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ?
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

--------------------------------------------------------------------------------

Section 2 - Financial Information.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On January 2, 2005, The Dress Barn, Inc. (the "Company" or "Dress Barn") acquired 100% of the outstanding stock of Maurices Incorporated ("Maurices"), a specialty apparel retailer, for a total purchase price of $332.7 million, net of cash acquired, which included $4.1 million of transaction fees and is subject to post-closing adjustments. The Company's condensed consolidated financial statements include Maurices' results of operations subsequent to the acquisition on January 2, 2005.

The Company accounted for the acquisition as a purchase using the accounting standards established in Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and, accordingly, the excess purchase price over the fair market value of the underlying net assets acquired was allocated to goodwill. For purposes of this unaudited pro forma financial information, the purchase price has been allocated based upon the fair value of the assets to be acquired and liabilities to be assumed, subject to post-closing adjustments. It is anticipated that the final assessment of values will not differ materially from the preliminary assessment used in the accompanying pro forma financial information.


Section 9 - Financial Statements and Exhibits.

The Company hereby amends Item 9 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2005, to file the Financial Statements and Exhibits of the Company related to the acquisition of Maurices, a privately held retail company headquartered in Duluth, Minnesota (as described in that Form 8-K) and to file the required pro forma financial information. It was not possible to provide the Financial Statements and Exhibits contained in this Form 8-K/A at the time the Company filed the Current Report on Form 8-K on January 6, 2005.


Item 9.01  Financial Statements, Pro Forma Financial Information  And Exhibits.


(a) Financial statements of business acquired.

Attached as Exhibit 99.1 are the audited financial statements of Maurices Incorporated for the Fiscal Years Ended February 28, 2004, February 22, 2003, and February 23, 2002. Attached as Exhibit 99.2 are the unaudited financial statements of Maurices Incorporated for the Nine Months Ended November 27, 2004, and November 22, 2003.

(b) Pro forma financial information.

Attached as Exhibit 99.3 are the pro forma unaudited consolidated statements of earnings for the fiscal year ended July 31, 2004 and the twenty-six weeks ended January 29, 2005. As required, this pro forma information gives effect to the Company's acquisition of Maurices as if it had occurred on July 26, 2003

(c) Exhibits

Set forth below is a list of exhibits included as part of the report on Form 8-K/A.

Exhibit Number              Description

23.1                       Consent of Ernst & Young LLP dated March 17, 2005

99.1 The Audited Financial Statements of Maurices Incorporated for the Fiscal Years Ended February 28, 2004, February 22, 2003, and February 23, 2002.

99.2 Unaudited Financial Statements of Maurices Incorporated for the Nine Months Ended
                           November 27, 2004, and November 22, 2003

99.3                       Unaudited Pro Forma Financial Information

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE DRESS BARN, INC.
(Registrant)


BY: /s/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial and
Accounting Officer)

Date: March 21, 2005

                                  EXHIBIT INDEX


Exhibit
Number     Description

23.1         Consent of Ernst & Young LLP dated March 17, 2005

99.1 The Audited Financial Statements of Maurices Incorporated for the Fiscal Years Ended February 28, 2004, February 22, 2003, and February 23, 2002.

               Report of Independent Registered Public Accounting Firm   F-3
               Balance Sheets                                            F-4
               Statements of Earnings                                    F-5
               Statements of Shareholders' Equity                        F-6
               Statements of Cash Flows                                  F-7
               Notes to Financial Statements                        F-9 to F-22

99.2 Unaudited Financial Statements of Maurices Incorporated for the Nine Months Ended November 27, 2004, and November 22, 2003

               Balance Sheets                                            F-25
               Statements of Earnings                                    F-26
               Statements of Cash Flows                                  F-27
               Notes to Financial Statements                       F-28 to F-30

99.3         Unaudited Pro Forma Financial Information

               Explanatory Note                                          F-31
               Unaudited Pro Forma Consolidated Income Statement
                              - 53 Weeks                                 F-32
               Unaudited Pro Forma Consolidated Income Statement
                              - 26 Weeks                                 F-33
               Notes To Unaudited Pro Forma Consolidated
                              Financial Information                F-34 to F-36